FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 25, 2011, is entered into by and among CARDTRONICS, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), each of the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Agent”).

Preliminary Statement

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 15, 2010 (as hereby amended and as from time to time further amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has now asked the Agent and the Lenders to amend certain provisions of the Credit Agreement, including, without limitation, an amendment to increase the aggregate amount of the Lenders’ Commitments to $250,000,000, a portion of which will be used by the Borrower to provide liquidity for the acquisition of the ATM businesses of EDC Holdings, LLC (“EDC”); and

WHEREAS, the Agent and Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Defined Terms

.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

Amendments to Section 1.01

.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)                 The pricing grid contained in the definition of “Applicable Margin” is hereby deleted in its entirety and replaced with the following:

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(b)                 The definition of “Change in Law” is hereby deleted in its entirety and replaced with the following:

“Change in Law” means (a) the adoption of any Law after July 25, 2011, (b) any change in any Law or in the interpretation or application thereof by any Governmental Authority after July 25, 2011 or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender’s or the Issuing Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of Law) of any Governmental Authority made or issued after July 25, 2011; provided  however, that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued, and all requests, rules, regulations, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or any Governmental Authority with respect to the implementation of the Basel III Accord shall be deemed to be a “Change in Law” regardless of the date enacted, adopted or issued.

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(c)                 The pricing grid contained in the definition of “Commitment Fee Rate” is hereby deleted in its entirety and replaced with the following:

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(d)                 The definition of “Termination Date” is hereby deleted in its entirety and replaced with the following:

“Termination Date” means July 15, 2016.

Amendment to Section 2.01(b)

.  Section 2.01(b) of the Credit Agreement is hereby amended to add the following two sentences to the end of said Section:

“If so requested, only those Lenders designated on Schedule 2.01 as having Commitments in an Alternative Currency shall participate in making such Revolving Loans, notwithstanding that this results in such Lenders having amounts owing by the Borrower on a non pro rata basis.  Following the advance of a Revolving Loan in an Alternative Currency, the provisions of Section 2.02(e) shall apply to subsequent Revolving Loans.

Amendment to Section 2.02

.  Section 2.02 of the Credit Agreement is hereby amended to add the following new paragraph (e) at the end of said Section:

“If a Revolving Loan is made in an Alternative Currency, subsequent Revolving Loans requested in, or converted into, Dollars shall be advanced first by Lenders that do not have Commitments in an Alternative Currency until such time as the amount owing to each of the Lenders under the Revolving Loans is equal to its Applicable Percentage of the aggregate Commitments.”

Amendment to Section 2.19(a)

.  Section 2.19(a) of the Credit Agreement is hereby amended by restating clause (iii) thereof as follows:

“(iii) the aggregate amount of the Lenders’ Commitments, after giving effect to any such increase, shall not exceed $325,000,000.”

Amendment to Section 6.07

.  Section 6.07 of the Credit Agreement is amended by restating clause (e) thereof as follows:

“(e)         redemptions of capital stock of Persons other than employees, directors or officers of the Borrower on the following conditions: the amount of such redemption shall not be limited, so long as, if the amount of such redemption, when combined with all other redemptions made under this clause (e) during the term of this Agreement, exceeds $10,000,000, the Borrower demonstrates, at the time of such redemption(s), pro forma compliance with Section 6.18 and a pro forma Senior Leverage Ratio of not more than 1.75 to 1.0.”

Amendment to Schedule 2.01

.  Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

Conditions Precedent

.  The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

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(a)                 no Default or Event of Default shall exist;

(b)                 the Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors and the Lenders;

(c)                 each of J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Arrangers, the Lenders and the Agent shall have received all fees required to be paid to it, and all expenses for which invoices have been presented prior to the date hereof (including the reasonable fees and expenses of legal counsel to the Agent for which invoices have been presented at least forty-eight hours prior to the date hereof), but without prejudice to the later payment of accrued fees and expenses not so invoiced;

(d)                 the Agent shall have received (i) an officer’s certificate of the Borrower and each Guarantor, attaching the certificate of formation (or similar document) of the Borrower or such Guarantor, as applicable, certified by the relevant authority of its jurisdiction of organization, a true and correct copy of the resolutions of the board of directors (or similar governing body) of the Borrower or such Guarantor authorizing the amendments contemplated hereby and the incumbency and specimen signatures of each natural person executing this Amendment on behalf of the Borrower or such Guarantor, and (ii) a good standing certificate for the Borrower and each Guarantor from its jurisdiction of organization;

(e)                 the acquisition of EDC shall be consummated contemporaneously with the date hereof and substantially similar to the terms and conditions of the purchase and sale agreement relating to such acquisition (the “EDC Acquisition Agreement”), without waiver or amendment of any material terms thereof not otherwise approved by the Agent;

(f)                  the Agent shall have received a duly executed copy of the EDC Acquisition Agreement, which shall be reasonably acceptable to the Agent;

(g)                 the Agent shall have received a schedule showing the Borrower’s calculation of EBITDA on a pro forma basis taking into account the acquisition of EDC and including all adjustments to EBITDA used in making such calculation;

(h)                 the Agent shall have received a pro forma Compliance Certificate as of June 30, 2011; and

(i)                   the Agent shall have received an Addendum executed by EDC ATM Subsidiary, LLC (“EDC ATM”) and such other documents relating to EDC ATM as the Agent shall reasonably request.

Ratification

.  Each of the Borrower and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor are the Borrower nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.

Representations and Warranties

.  Each of the Borrower and Guarantors hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrower and Guarantors.

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Release and Indemnity

.

(a)                 The Borrower hereby releases and forever discharges the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or its representatives and the Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives.  Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b)                 The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

New Lenders

.

(a)                 By its execution of this Amendment, each New Lender shall become a party to the Credit Agreement as of the date first above written and shall have all the rights and obligations, severally and not jointly, of a “Lender” under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, severally and not jointly, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.

(b)                 The New Lender hereby (a) represents and warrants that it is legally authorized to enter into this Amendment and become a “Lender” under the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with the copies of the most recent financial statements delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a “Lender” under the Credit Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it is a New Lender under the Credit Agreement, as defined therein; (e) appoints and authorizes the Agent to take such action as an agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (g) agrees that it will keep confidential all information with respect to the Borrower furnished to it by the Borrower or the other Lenders (other than information generally available to the public or otherwise available to the New Lender on a non-confidential basis).

Counterparts

.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

Governing Law

.  This Amendment shall be construed in accordance with and governed by the Law of the State of Texas without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

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Final Agreement of the Parties

.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                                                                                BORROWER:

                                                                                                CARDTRONICS, INC.,
a Delaware corporation

By:         /s/ Todd Ruden_____________________________
Todd Ruden
______ Senior Vice President – Planning & Treasurer

                                                                                                GUARANTORS:

                                                                                                CARDTRONICS USA, INC.,
a Delaware corporation

By:         /s/ Todd Ruden_____________________________

                Todd Ruden

                Treasurer

                                                                                                CARDTRONICS HOLDINGS, LLC,
a Delaware limited liability company

By:         /s/ Todd Ruden_____________________________

                Todd Ruden

                Treasurer

                                                                                                ATM NATIONAL, LLC,
a Delaware limited liability company

By:         /s/ Todd Ruden_____________________________

                Todd Ruden

                Treasurer

                                                                                                ADMINISTRATIVE AGENT:

                                                                                                JPMORGAN CHASE BANK, N.A.

                                                                                                By:         /s/ John Sarvadi____________________________

                                                                                                                John Sarvadi

                                                                                                                Managing Director

                                                                                                LENDER:

                                                                                                BANK OF AMERICA, N.A.

                                                                                                By:         /s/ Gary L. Mingle___________________________

                                                                                                Name:    Gary L. Mingle

                                                                                                Title:       Senior Vice -President

                                                                                                LENDER:

                                                                                                WELLS FARGO BANK, N.A.

                                                                                                By:         /s/ Geri Landa______________________________

                                                                                                Name:    Geri Landa

                                                                                                Title:       Senior Vice President

                                                                                                LENDER:

                                                                                                AMEGY BANK NATIONAL ASSOCIATION

                                                                                                By:         /s/ Kelly Nash______________________________

                                                                                                Name:    Kelly Nash

                                                                                                Title:       Corporate Banking Officer

                                                                                                LENDER:

                                                                                                COMPASS BANK

                                                                                                By:         /s/ Stuart Murray___________________________

                                                                                                Name:    Stuart Murray

                                                                                                Title:       Senior Vice President

                                                                                                LENDER:

                                                                                                SUNTRUST BANK

                                                                                                By:         /s/ David A. Bennett_________________________

                                                                                                Name:    David A. Bennett

                                                                                                Title:       Vice President

                                                                                                LENDER:

                                                                                                BRANCH BANKING AND TRUST COMPANY

                                                                                                By:         /s/ Matt McCain____________________________

                                                                                                Name:    Matt McCain

                                                                                                Title:       Senior Vice President

LENDER:

                                                                                                CAPITAL ONE, N.A.

                                                                                                By:         /s/ Yasmin Elkhatib_________________________

                                                                                                Name:    Yasmin Elkhatib

                                                                                                Title:       Vice President

SCHEDULE 2.01

COMMITMENTS

Lenders	Commitment
JPMorgan Chase Bank, N.A.	$41,000,000
Bank of America, N.A.	$41,000,000
Wells Fargo Bank, N.A.	$38,000,000
Amegy Bank National Association	$30,000,000
Compass Bank	$30,000,000
SunTrust Bank	$30,000,000
Branch Banking and Trust Company	$20,000,000
Capital One, N.A.	$20,000,000
TOTAL	$250,000,000